UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):

July 21, 2009

GILEAD SCIENCES, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	0-19731	94-3047598
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

333 LAKESIDE DRIVE, FOSTER CITY, CALIFORNIA

(Address of principal executive offices)

94404

(Zip Code)

(650) 574-3000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 2 – FINANCIAL INFORMATION

Item 2.02	Results of Operations and Financial Condition.

On July 21, 2009, Gilead Sciences, Inc., a Delaware corporation (the Company), issued a press release announcing its financial results for the quarter ended June 30, 2009. A copy of the press release is filed as Exhibit 99.1 to this report.

Non-GAAP net income attributable to Gilead and net income attributable to Gilead per diluted share for the three and six months ended June 30, 2009 are presented excluding the after-tax impact of acquisition-related transaction costs, amortization of inventory mark-up and amortization of purchased intangibles; restructuring expenses; and stock-based compensation expenses, and have been adjusted for the application of APB 25 in computing non-GAAP dilutive securities. Non-GAAP net income attributable to Gilead and net income attributable to Gilead per diluted share for the three and six months ended June 30, 2008 are presented excluding the after-tax impact of stock-based compensation expenses and purchased in-process research and development expense, and have been adjusted for the application of APB 25 in computing non-GAAP dilutive securities. Non-GAAP research and development expenses for the 2009 periods are presented excluding the impact of restructuring expenses and stock-based compensation expenses. Non-GAAP selling, general and administrative expenses for the 2009 periods are presented excluding the impact of acquisition-related transaction costs, restructuring expenses and stock-based compensation expenses. Non-GAAP research and development expenses and selling, general and administrative expenses for the 2008 periods are presented excluding the impact of stock-based compensation expenses. Management believes this non-GAAP information is useful for investors, taken in conjunction with the Company’s GAAP financial statements, because management uses such information internally for its operating, budgeting and financial planning purposes. Non-GAAP information is not prepared under a comprehensive set of accounting rules and should only be used to supplement an understanding of the Company’s operating results as reported under United States generally accepted accounting principles.

The information in this Form 8-K and the exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the Exchange Act), or otherwise subject to the liabilities under that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

99.1	Press Release, issued by Gilead Sciences, Inc. on July 21, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GILEAD SCIENCES, INC.
(Registrant)

/s/ Robin L. Washington
Robin L. Washington
Senior Vice President and Chief Financial Officer

Date: July 21, 2009

Exhibit Index

Exhibit Number	Description

99.1	Press Release, issued by Gilead Sciences, Inc. on July 21, 2009